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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


          We hereby consent to the use of our name in the Form S-8 registration statement of Junum Incorporated.


Oklahoma City, Oklahoma                         STEPHEN A. ZRENDA, JR., P.C.

March 22, 2002

                                                By: /s/ Stephen A. Zrenda, Jr.
                                                    ----------------------------
                                                    Stephen A. Zrenda, Jr.